UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36475	26-1407544
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
(Address of principal executive office)

(408) 213-0940
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Title of class of registered securities	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	AMTX	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On February 8, 2024, Aemetis Biogas LLC (“ABGL”), a subsidiary of Aemetis, Inc., entered into a “Fifth Waiver and Amendment to Series A Preferred Unit Purchase Agreement” (“PUPA Amendment”) with Protair-X Aemericas, Inc. (“Purchaser”) and Third Eye Capital Corporation.

The PUPA Amendment modifies the Series A Preferred Unit Purchase Agreement entered by the parties on December 20, 2018, in connection with Purchaser’s acquisition of Series A Preferred Units issued by ABGL to finance construction of dairy digesters and related equipment. The PUPA Amendment (i) extends the date for ABGL to redeem all of the Series A Preferred Units owned by Purchaser by four months from December 31, 2023, to April 30, 2024; (ii) changes the redemption price from $108,000,000 to $111,000,000, including fees; and (iii) updates the form of Credit Agreement (“Credit Agreement”) to be entered by the parties if ABGL does not redeem the Series A Preferred Units by April 30, 2024.  Aemetis, Inc. and several of its subsidiaries also signed the PUPA Amendment to acknowledge their obligation to provide guarantees and security interests pursuant to the Credit Agreement. If executed, the Credit Agreement would have an effective date of May 1, 2024, a principal amount of $111,000,000, a maturity date of April 30, 2025, and an annual interest rate equal to the greater of (i) prime rate plus 10% or (ii) 16%. Interest under the Credit Agreement may either be paid monthly or capitalized into the total amount due.

The foregoing description of the PUPA Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the PUPA Amendment and attached form of Credit Agreement that are filed as Exhibit Number 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. The representations, warranties and covenants contained in the PUPA Agreement and Credit Agreement are only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the agreement.

Item 2.03 Creation of a Direct Financial Obligation

To the extent required, the information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Exhibits

Exhibit
Number     Description of the Exhibit

10.1         Fifth Waiver and Amendment to Series A Preferred Unit Purchase Agreement, dated February 8, 2024, between Aemetis Biogas LLC, Protair-X Americas Inc., and Third Eye Capital Corporation
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

February 14, 2024	/s/ Eric A. McAfee
Eric A. McAfee
Chair and Chief Executive Officer